1 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) July 30, 2022 and July 31, 2021

2 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) July 30, 2022 and July 31, 2021 Table of Contents Page Consolidated Statements of Comprehensive Income 3 Consolidated Balance Sheets 5 Consolidated Statements of Member’s Equity 6 Consolidated Statements of Cash Flows 7 Notes to the Consolidated Financial Statements 8

3 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Unaudited) (In millions) Three Months ended July 30, 2022 Three Months ended July 31, 2021 Total net sales $ 1,790 $ 1,895 Credit income and other 80 98 Total revenues 1,870 1,993 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 1,096 1,162 Selling, general and administrative 599 576 Depreciation and amortization 56 50 Real estate and other, net (4) — Restructuring, impairment, store closing and other costs 4 7 Total costs and expenses 1,751 1,795 Operating income 119 198 Net interest expense 14 26 Income before income taxes 105 172 Income tax expense 1 5 Net income $ 104 $ 167 Other comprehensive income (loss): Currency translation adjustment (1) — Comprehensive income $ 103 $ 167 See accompanying Notes to Consolidated Financial Statements (Unaudited).

4 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Continued) (Unaudited) (In millions) Six Months Ended July 30, 2022 Six Months Ended July 31, 2021 Total net sales $ 3,444 $ 3,488 Credit income and other 190 174 Total revenues 3,634 3,662 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 2,108 2,141 Selling, general and administrative 1,192 1,131 Depreciation and amortization 111 102 Real estate and other, net (6) — Restructuring, impairment, store closing and other costs 6 23 Total costs and expenses 3,411 3,397 Operating income 223 265 Net interest expense 27 51 Income before income taxes 196 214 Income tax expense 3 8 Net income $ 193 $ 206 Other comprehensive income (loss): Currency translation adjustment (2) (1) Comprehensive income $ 191 $ 205 See accompanying Notes to Consolidated Financial Statements (Unaudited).

5 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Balance Sheets (Unaudited) (In millions) July 30, 2022 July 31, 2021 Assets Current assets: Cash and cash equivalents $ 157 $ 611 Merchandise inventory 2,082 1,682 Prepaid expenses and other assets 285 363 Total current assets 2,524 2,656 Property and equipment, net 833 895 Operating lease assets 1,579 1,601 Financing lease assets 79 82 Other assets 298 349 Total assets $ 5,313 $ 5,583 Liabilities and member’s equity Current liabilities: Merchandise accounts payable $ 460 $ 389 Other accounts payable and accrued expenses 549 761 Current operating lease liabilities 46 57 Current financing lease liabilities 3 1 Current portion of long-term debt, net 6 20 Total current liabilities 1,064 1,228 Noncurrent operating lease liabilities 1,771 1,731 Noncurrent financing lease liabilities 82 84 Long-term debt 486 780 Other liabilities 156 133 Total liabilities 3,559 3,956 Member’s equity Member’s contributions 300 300 Profits interest plan 2 — Accumulated other comprehensive loss (4) (2) Reinvested earnings 1,456 1,329 Total member’s equity 1,754 1,627 Total liabilities and member’s equity $ 5,313 $ 5,583 See accompanying Notes to Consolidated Financial Statements (Unaudited).

6 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Member’s Equity (Unaudited) (In millions) Member’s Contributions/ (Distributions) Profits Interest Plan Grants/ (Distributions) Accumulated Other Comprehensive Income/(Loss) Reinvested Earnings Total Member's Equity January 29, 2022 $ 300 $ 1 $ (2) $ 1,317 $ 1,616 Member tax distributions — — — (54) (54) Net income — — — 193 193 Currency translation adjustment — — (2) — (2) Profits interest plan grants — 1 — — 1 July 30, 2022 $ 300 $ 2 $ (4) $ 1,456 $ 1,754 See accompanying Notes to Consolidated Financial Statements (Unaudited).

7 PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Cash Flows (Unaudited) Year-to-Date Year-to-Date (In millions) July 30, 2022 July 31, 2021 Cash flows from operating activities: Net income $ 193 $ 206 Adjustments to reconcile net income to net cash provided (used) by operating activities: Gain on asset disposition (6) — Restructuring, impairment, store closing and other costs, non-cash 2 — Gain on insurance proceeds received for damage to property (1) (2) Depreciation and amortization 111 102 Change in cash from operating assets and liabilities: Merchandise inventory (429) (162) Prepaid expenses and other assets (13) 2 Merchandise accounts payable 147 238 Other accounts payable, accrued expenses and other liabilities (134) 100 Net cash provided (used) by operating activities (130) 484 Cash flows from investing activities: Capital expenditures (69) (21) Proceeds from sale of real estate assets 14 — Insurance proceeds received for damage to property and equipment 2 2 Net cash used by investing activities (53) (19) Cash flows from financing activities: Payments of long-term debt — (6) Member tax distributions (54) (123) Repayments of principal portion of finance leases (2) — Net cash used by financing activities (56) (129) Net increase (decrease) in cash and cash equivalents (239) 336 Cash and cash equivalents at beginning of period 396 275 Cash and cash equivalents at end of period $ 157 $ 611 See accompanying Notes to Consolidated Financial Statements (Unaudited).

8 PENNEY INTERMEDIATE HOLDINGS LLC Notes to Consolidated Financial Statements (Unaudited) 1. Basis of Presentation and Consolidation These Consolidated Financial Statements (Unaudited) have been prepared in accordance with generally accepted accounting principles in the United States. The accompanying Consolidated Financial Statements (Unaudited), in the Company's opinion, include all material adjustments necessary for a fair presentation and should be read in conjunction with the Audited Consolidated Financial Statements and notes thereto for the fiscal year ended January 29, 2022. The same accounting policies are followed to prepare quarterly financial statements as are followed in preparing annual financial statements. A description of such significant accounting policies is included in the notes to the Audited Consolidated Financial Statements. The Consolidated Financial Statements (Unaudited) present the results of the Company and our subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation. Certain amounts were reclassified to conform with current year presentation. Because of the seasonal nature of the retail business, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year. Fiscal Year The Company’s fiscal year consists of the 52-week period ending on the Saturday closest to January 31. As used herein, “three months ended July 30, 2022” refers to the 13- week period ended July 30, 2022 and “three months ended July 31, 2021” refers to the 13- week period ended July 31, 2021. Fiscal 2022 and 2021 consist of the 52-week periods ending January 28, 2023 and January 29, 2022, respectively. Global COVID-19 Pandemic The global COVID-19 pandemic which began in March 2020 has had, and continues to have, an impact on the Company. The full impact of the pandemic will continue to depend on future developments, including the continued spread and duration of the pandemic, the emergence of future variant strains of COVID-19, the availability and distribution of effective medical treatments or vaccines as well as any related federal, state, or local governmental orders, restrictions, or mandates. The Company did not experience sustained store closures due to COVID-19 from January 30, 2022 to July 30, 2022. 2. Revenue Contracts with customers primarily consist of sales of merchandise and services at the point of sale, sales of gift cards to a customer for a future purchase, customer loyalty rewards that provide discount rewards to customers based on purchase activity, and certain licensing and profit sharing arrangements involving the use of the Company's intellectual property by others. Revenue includes Total net sales and Credit income and other. Net sales are categorized by merchandise product groupings as the Company believes it best depicts the nature, amount, timing and uncertainty of revenue and cash flow. The components of Total net sales for the six months ended July 30, 2022 and July 31, 2021 were as follows: Six Months Ended Six Months Ended July 30, 2022 July 31, 2021 Women's apparel, accessories and footwear 36% 35 % Men's apparel, accessories and footwear 25% 25 % Jewelry, Handbags, and Beauty 13% 16 % Home, services and other 18% 15 % Kid's apparel, footwear and toys 8% 9 % Total net sales 100% 100%

9 Credit income and other encompasses the revenue earned from the agreement with Synchrony associated with our private label credit card and co-branded MasterCard programs. The Company has contract liabilities associated with the sales of gift cards and our customer loyalty program. The liabilities are included in Other accounts payable and accrued expenses in the Consolidated Balance Sheets and were as follows: (In millions) July 30, 2022 July 31, 2021 Gift cards $ 75 $ 99 Loyalty rewards 33 32 Total contract liability $ 108 $ 131 The Company has contract liabilities including consideration received for gift card and loyalty related performance obligations which have not been satisfied as of the balance sheet date. A rollforward of the amounts included in contract liability are as follows: Six Months Ended Six Months Ended (In millions) July 30, 2022 July 31, 2021 Beginning balance $ 127 $ 143 Current period gift cards sold and loyalty reward points earned 75 90 Net sales from amounts included in contract liability opening balances (53) (28) Net sales from current period usage (41) (74) Ending balance $ 108 $ 131 3. Long-Term Debt (In millions) July 30, 2022 July 31, 2021 Issue: 2020 Term Loan Due 2026 $ — $ 518 ABL FILO Facility Due 2026 160 — ABL Term Loan Due 2026 (FILO Facility in Fiscal 2021) 340 296 Total debt 500 814 Unamortized debt issuance costs (8) (14) Less: current maturities (6) (20) Total long-term debt $ 486 $ 780 The Company is subject to a borrowing base under the $1.75 billion senior secured asset-based revolving credit facility (“Revolving Credit Facility”). As of July 30, 2022, the Company had $1.75 billion available for borrowing with no borrowings outstanding and $0.20 billion reserved for outstanding standby letters of credit. After taking into account minimum availability requirements, the Company had $1.37 billion available for future borrowings. 4. Litigation and Other Contingencies We are subject to various legal and governmental proceedings involving routine litigation incidental to our business. While no assurance can be given as to the ultimate outcome of these matters, we currently believe that the final resolution of these actions, individually or in the aggregate, will not have a material adverse effect on our results of operations, financial position, liquidity, or capital resources.

10 5. Subsequent Events The Company has evaluated subsequent events from the balance sheet date through September 13, 2022, the date at which the financial statements were available to be issued.

Penney Intermediate Holdings LLC Narrative Report (In millions) Three Months ended July 30, 2022 Three Months ended July 31, 2021 Increase/ (Decrease) Total net sales $ 1,790 $ 1,895 $ (105) Credit income and other 80 98 (18) Total revenues 1,870 1,993 (123) Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 1,096 1,162 (66) Selling, general and administrative 599 576 23 Depreciation and amortization 56 50 6 Real estate and other, net (4) — (4) Restructuring, impairment, store closing and other costs 4 7 (3) Total costs and expenses 1,751 1,795 (44) Operating income 119 198 (79) Net interest expense 14 26 (12) Income before income taxes 105 172 (67) Income tax expense 1 5 (4) Net income $ 104 $ 167 $ (63) Other comprehensive income (loss): Currency translation adjustment (1) — (1) Comprehensive income (loss) $ 103 $ 167 $ (64) Summary Results of Operations for Quarter Ended July 30, 2022 Total net sales were $1.8 billion for the quarter ended July 30, 2022 and were $105 million unfavorable from prior year. Total revenues were $1.9 billion or $123 million unfavorable when compared to the prior year. Cost of goods sold as a percent of total net sales were 61.2% and 61.3% for the three months ended July 30, 2022 and July 31, 2021, respectively. Selling, general and administrative expenses were $599 million or 33.5% of total net sales compared to $576 million, or 30.4% for the prior year. Depreciation and amortization were $56 million compared to $50 million the prior year. Financial Condition and Liquidity As of July 30, 2022, the Company had $1.75 billion available for borrowing with no borrowings outstanding and $0.2 billion reserved for outstanding standby letters of credit. Taking into account minimum availability requirements and available cash, the Company had $1.37 billion in total liquidity as of July 30, 2022.

Penney Intermediate Holdings LLC Narrative Report (In millions) Six Months Ended July 30, 2022 Six Months Ended July 31, 2021 Increase/ (Decrease) Total net sales $ 3,444 $ 3,488 $ (44) Credit income and other 190 174 16 Total revenues 3,634 3,662 (28) Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 2,108 2,141 (33) Selling, general and administrative 1,192 1,131 61 Depreciation and amortization 111 102 9 Real estate and other, net (6) — (6) Restructuring, impairment, store closing and other costs 6 23 (17) Total costs and expenses 3,411 3,397 14 Operating income 223 265 (42) Net interest expense 27 51 (24) Income before income taxes 196 214 (18) Income tax expense 3 8 (5) Net income $ 193 $ 206 $ (13) Other comprehensive income (loss): Currency translation adjustment (2) (1) (1) Comprehensive income (loss) $ 191 $ 205 $ (14) Summary Results of Operations for Six Months Ended July 30, 2022 Total net sales were $3.4 billion for the six months ended July 30, 2022 and were $44 million unfavorable from prior year. Total revenues were $3.6 billion or $28 million unfavorable when compared to the prior year. Cost of goods sold as a percent of total net sales were 61.2% and 61.4% for the six months ended July 30, 2022 and July 31, 2021, respectively. Selling, general and administrative expenses were $1.2 billion or 34.6% of total net sales compared to $1.1 billion, or 32.4% for the prior year. Depreciation and amortization were $111 million compared to $102 million the prior year.

PENNEY INTERMEDIATE HOLDINGS LLC Statement of Consolidated Adjusted EBITDA For the Six Months Ended July 30, 2022 (In millions) Net Income $ 193 Plus: Interest expense 27 Income tax expense 3 Depreciation and amortization 111 Restructuring, impairment, store closing and other costs 6 Minus: Real estate and other, net (6) Consolidated adjusted EBITDA $ 334 Prepared in accordance with the definition of Consolidated Adjusted EBITDA per Section 1.1 of the Credit and Guaranty Agreement dated December 7, 2020.